Exhibit 10.3

CKX LANDS, INC.

STOCK AWARD AGREEMENT

This STOCK AWARD AGREEMENT (this “Agreement”), made and entered into as of the 13th day of June 2022 (the “Grant Date”), by and between Scott Adams Stepp (the “Participant”) and CKX Lands, Inc. (the “Company”), sets forth the terms and conditions of an Award issued pursuant to the CKX Lands, Inc. Stock Incentive Plan adopted on May 6, 2021 (the “Plan”) and this Agreement. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan.

1.	Grant and Vesting of Awards.

(a)    As a reward for past service or in consideration of and as an incentive to the Participant’s performance of future services on behalf of the Company, and for no additional consideration, the Company hereby grants to the Participant, as of the Grant Date, an Award of 178,498 Shares, subject to the terms and conditions set forth herein and in the Plan. Twenty-one and one-half percent (21.5%) of the Award, or 38,377 Shares, shall consist of Restricted Stock Units and seventy-eight and one-half percent (78.5%) of the Award, or 140,121 Shares, shall consist of Performance Shares. The Award is subject to forfeiture as provided herein and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of by the Participant, other than by will or by the laws of descent and distribution of the state in which the Participant resides on the date of his death.

(b)    Except as otherwise provided in this Agreement or the Plan, the Restricted Stock Units shall vest incrementally and no longer be subject to forfeiture or any transfer restrictions hereunder according to the schedule below, so long as the Participant has remained continuously employed by the Company from the Grant Date through the applicable vesting date.

Vesting Date	Percentage of Granted RSUs that Vests
July 15, 2022	19.05% (or 7,311 RSUs)
July 15, 2023	33.33% (or 12,791 RSUs)
July 15, 2024	47.62% (or 18,275 RSUs)

The period starting July 15, 2021 through July 15, 2024 is referred to herein as the “Restriction Period.”

(c)    Except as otherwise provided in this Agreement or the Plan, the Performance Shares granted hereunder shall vest and no longer be subject to forfeiture or any transfer restrictions hereunder upon the attainment of the following stock price performance targets, so long as the Participant has remained continuously employed by the Company from the Grant Date through the date on which the applicable target is met:

(i)

If the closing price of a Share on the NYSE American stock exchange or such other stock exchange on which the Shares are then listed (the “Exchange”) equals or exceeds $12.00 for at least ten consecutive trading days at any time during the period starting July 15, 2020 through July 15, 2024 (the “Performance Period”), the Company shall issue to the Participant a number of Shares equal to 11.27% of the granted Performance Shares (or 15,792 Shares);

(ii)

If the closing price of a Share on the Exchange equals or exceeds $13.00 for at least ten consecutive trading days at any time during the Performance Period, the Company shall issue to the Participant a number of Shares equal to an additional 18.47% of the granted Performance Shares (or 25,880 Shares) (in addition to any Shares issued or issuable pursuant to Section 1(c)(i));

(iii)

If the closing price of a Share on the Exchange equals or exceeds $14.00 for at least ten consecutive trading days at any time during the Performance Period, the Company shall issue to the Participant a number of Shares equal to an additional 16.86% of the granted Performance Shares (or 23,624 Shares) (in addition to any Shares issued or issuable pursuant to Section 1(c)(i) or Section 1(c)(ii));

(iv)

If the closing price of a Share on the Exchange equals or exceeds $14.50 for at least ten consecutive trading days at any time during the Performance Period, the Company shall issue to the Participant a number of Shares equal to an additional 22.37% of the granted Performance Shares (or 31,345 Shares) (in addition to any Shares issued or issuable pursuant to Section 1(c)(i), Section 1(c)(ii) or Section 1(c)(iii); and

(v)

If the closing price of a Share on the Exchange equals or exceeds $15.00 for at least ten consecutive trading days at any time during the Performance Period, the Company shall issue to the Participant a number of Shares equal to an additional 31.03% of the granted Performance Shares (or 43,480 Shares) (in addition to any Shares issued or issuable pursuant to Section 1(c)(i), Section 1(c)(ii), Section 1(c)(iii) or Section 1(c)(iv)).

For clarity, any Performance Shares that do not vest in accordance with their terms before the expiration of the Performance Period shall lapse and the Shares to which they relate will not be earned.

(d)    In the event (i) the Company terminates the Participant’s employment without Cause, or Executive terminates his employment with Good Reason, (ii) the Participant’s employment with the Company is terminated by reason of death or Disability, or (iii) a Change in Control occurs, a pro rata amount of the RSUs granted hereby that have not vested shall immediately vest and no longer be subject to forfeiture or any transfer restrictions hereunder according to the number of months of the Restriction Period that have elapsed as of the date of such termination or Change in Control, plus six months. Any RSUs or Performance Shares that are not vested as of the date of any termination of employment or service with the Company of the Participant shall be forfeited immediately upon such termination, except to the extent accelerated vesting is provided for in the preceding sentence. The Board may take whatever action it deems necessary or desirable and in accordance with the Plan with respect to any unvested RSUs or Performance Shares that do not vest automatically in the event of a Change in Control, provided that the Participant may take appropriate action with respect to such unvested awards if the Committee’s action would limit the Participant’s rights.

(e)    For purposes of this Agreement, the terms “Cause,” “Disability” and “Good Reason” shall have the meanings assigned to those terms in Participant’s Executive Employment Agreement dated May 5, 2022.

2.	Issuance of Shares.

No later than sixty (60) days following each date on which RSUs or Performance Shares vest pursuant to this Agreement, the Company shall settle such vested Awards by issuing to the Participant a number of Shares equal to the number of RSUs or Performance Shares, as applicable, that have vested, in either certificated or book-entry form as the Company shall elect (subject to Section 6 pertaining to the withholding of taxes and Section 14 pertaining to the Securities Act of 1933, as amended (the “Securities Act”)); provided, however, that the Board may cause such legend or legends to be placed on any such Shares as it may deem advisable under Applicable Law.

3.	No Rights as a Stockholder.

Except as otherwise provided in this Agreement or the Plan, the Participant shall not have any rights of a stockholder of the Company, including the right to vote and the right to receive any dividends or other distributions, with respect to unvested RSUs or Performance Shares.

4.	Adjustments.

If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares, then the Shares to which the Participant is entitled to hereunder in respect of RSUs and Performance Shares shall be treated and/or adjusted in the same manner as the outstanding Shares of the Company.

5.	Validity of Share Issuance.

The RSUs and Performance Shares have been duly authorized by all necessary corporate action of the Company and when Shares underlying vested RSUs or Performance Shares are issued, such Shares will be validly issued, fully paid and non-assessable.

6.	Taxes and Withholding.

As soon as practicable on or after each date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to this Award, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, or the Company may deduct or withhold from any cash or property payable to the Participant, an amount equal to all federal, state, local and foreign taxes that are required by Applicable Law to be withheld with respect to such includible amount. Notwithstanding anything to the contrary contained herein, the Participant may discharge this withholding obligation by directing the Company in settling the vested portion of this Award to withhold Shares having a Fair Market Value on the date that the withholding obligation is incurred equal to the amount of tax required to be withheld.

7.	Notices.

Any notice to the Company provided for in this Agreement shall be in writing and shall be addressed to it in care of its President at its principal executive offices, and any notice to the Participant shall be addressed to the Participant at the current address shown on the records of the Company. Any notice shall be deemed to be duly given if and when hand delivered, when sent via registered or certified U.S. Mail, postage prepaid, return receipt requested, or sent via overnight delivery service.

8.	Legal Construction.

(a)    Severability. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law with respect to which the Plan or this Agreement is intended to qualify, or would cause compensation deferred under the Plan to be includible in a Plan participant’s gross income pursuant to Section 409A(a)(1) of the Internal Revenue Code of 1986, as amended, as determined by the Board, such provision shall be construed or deemed amended to conform to Applicable Law or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

(b)    Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c)    Governing Law. To the extent not preempted by federal law, this Agreement shall be construed in accordance with and governed by the laws of the State of Louisiana.

9.	Incorporation of Plan.

This Agreement and the Award made pursuant hereto are subject to, and this Agreement hereby incorporates and makes a part hereof, all terms and conditions of the Plan that are applicable to Agreements and Awards generally and to RSUs and Performance Shares in particular. The Board has the right to interpret, construe and administer the Plan, this Agreement and the Award made pursuant hereto. All acts, determinations and decisions of the Board made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be in the Board’s sole discretion and shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors. The Participant acknowledges that he has received a copy of the Plan.

10.	No Implied Rights.

Neither this Agreement nor the issuance of any Shares shall confer on the Participant any right with respect to continuance of employment or other service with the Company. Except as may otherwise be limited by a written agreement between the Company and the Participant, and acknowledged by the Participant, the right of the Company to terminate at will the Participant’s employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company.

11.	Integration.

This Agreement and the other documents referred to herein, including the Plan, or delivered pursuant hereto, contain the entire understanding of the parties with respect to their subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein or in the Plan and restrictions imposed by the Securities Act and applicable state securities laws. This Agreement, including the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument, respectively. Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically in Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment. Any party delivering an executed counterpart of this Agreement by facsimile or PDF also may deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

13.	Amendments.

The Board may, at any time, without consent of or receiving further consideration from the Participant, amend this Agreement and the Award made pursuant hereto in response to, or to comply with changes in, Applicable law. To the extent not inconsistent with the terms of the Plan, the Board may, at any time, amend this Agreement in a manner that is not unfavorable to the Participant without the consent of the Participant. The Board may amend this Agreement and the Award made pursuant hereto otherwise with the written consent of the Participant.

14.	Securities Act.

(a)    The issuance and delivery to the Participant of the Shares issuable upon vesting of the RSUs and Performance Shares have been registered under the Securities Act by a Registration Statement on Form S-8 that has been filed with the Securities and Exchange Commission (“SEC”) and has become effective. The Participant acknowledges receipt from the Company of its Prospectus dated May 25, 2022, relating to the Award.

(b)    If the Participant is an “affiliate” of the Company, which generally means a director, executive officer or holder of 10% or more of its outstanding Shares, at the time Shares in respect of vested RSUs or Performance Shares are issued to the Participant, then any certificates for such Shares shall bear, or the relevant book entry for the Shares in the records of the Company’s transfer agent shall reflect, the following legend or other similar legend then being generally used by the Company for Shares held by its affiliates:

“THESE SHARES MUST NOT BE OFFERED FOR SALE, SOLD, ASSIGNED OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL FOR THE ISSUER, IS EXEMPT FROM REGISTRATION THROUGH COMPLIANCE WITH RULE 144 OR WITH ANOTHER EXEMPTION FROM REGISTRATION.”

The Company shall remove such legend upon request by the Participant if, at the time of such request, the shares are eligible for sale under SEC Rule 144(b)(1), or any provision that has replaced it, in the opinion of the Company’s counsel.

15.	Arbitration.

ANY CONTROVERSIES, CLAIMS OR DISPUTES ARISING OUT OF THIS AGREEMENT MUST BE RESOLVED BY FINAL AND BINDING ARBITRATION. SUCH ARBITRATION SHALL BE BEFORE A SINGLE ARBITRATOR CHOSEN UNDER AMERICAN ARBITRATION ASSOCIATION (“AAA”) RULES AT A LOCATION AGREED TO BY THE PARTIES, OR IF THE PARTIES FAIL TO AGREE, IN LAKE CHARLES, LOUISIANA. SUCH ARBITRATION SHALL BE BINDING UPON BOTH PARTICIPANT AND COMPANY AND SHALL BE CONDUCTED BY THE AAA UNDER ITS RULES, INCLUDING THE SELECTION OF THE ARBITRATOR, WHICH SHALL BE ACCOMPLISHED IN ACCORDANCE WITH THE RULES OF THE AAA. THE AWARD RENDERED BY THE ARBITRATOR SHALL BE FINAL, AND JUDGMENT MAY BE ENTERED UPON IT IN ACCORDANCE WITH APPLICABLE LAW IN ANY COURT HAVING JURISDICTION THEREOF. THE PARTIES FURTHER AGREE THAT THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO RECOVER THE COSTS OF SUCH ARBITRATION FROM THE OTHER PARTY INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEYS’ FEES. THIS AGREEMENT TO ARBITRATE SHALL BE SPECIFICALLY ENFORCEABLE UNDER APPLICABLE LAW IN ANY COURT HAVING JURISDICTION THEREOF.

THE ARBITRATION OF DISPUTES PURSUANT TO THIS AGREEMENT SHALL BE IN PARTICIPANT’S INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE CAPACITY. THE ARBITRATOR MAY NOT CONSOLIDATE OR JOIN THE CLAIMS OF OTHER PERSONS WHO MAY BE SIMILARLY SITUATED. PARTICIPANT AGREES THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW: (1) ANY AND ALL DISPUTES, CLAIMS, AND CAUSES OF ACTION ARISING OUT OF OR CONNECTED WITH THIS AGREEMENT, WILL BE RESOLVED INDIVIDUALLY THROUGH BINDING ARBITRATION AS SET FORTH ABOVE WITHOUT RESORT TO ANY FORM OF CLASS ACTION; AND (2) ANY AND ALL CLAIMS, JUDGMENTS, AND AWARDS WILL BE LIMITED TO ACTUAL DAMAGES INCURRED, IF ANY.

IN WITNESS WHEREOF, the Participant has executed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement and the Plan as of the day and year first written above, and the Company has caused this Agreement to be executed in its name and on its behalf, all as of the day and year first written above.

CKX LANDS, INC.

By:

/s/ William Gray Stream
William Gray Stream
President

PARTICIPANT:

/s/ Scott A. Stepp
Scott A. Stepp